CURRENT INCOME SHARES, INC.

             ANNUAL REPORT
         December 31, 1999


       Investment Adviser:
         HIGHMARK CAPITAL
         MANAGEMENT, INC.
          475 Sansome St.
              Suite 1400
   San Francisco, CA 94111
 (www.highmarkcapmgmt.com)

CURRENT INCOME SHARES, INC.

--------------------------------------------------------


February 1999

Dear Shareholders:

     Current Income Shares, Inc. completed its twety-seventh year of operations on December 31, 1999. During the year, we paid total dividends of $0.82 per share, consisting of quarterly dividends per share of $0.20, $0.20, $0.20 and $0.22 in the first, second, third and fourth quarters, respectively. The net asset value per share at December 31, 1999 was $12.23, down from $13.48 at December 31, 1998. Including dividends, the total return for Current Income Shares based on net asset value was -3.23% for the year. The total return based on market value was -12.44%.

     U.S. Treasury yields climbed steadily throughout 1999, rising in all but two months of the year and continuing right up through the final days of the millennium. The 30-year Treasury ended 1999 at 6.48%, up from 5.09% at yearend 1998. Because of this steep increase, the total return for the 30-year Treasury bond was a negative 14.9%, exceeding the previous record for negative performance of -12.0% set in 1994. Although Current Income Shares is primarily a portfolio of corporate bonds, it too was affected by the steep rise in interest rates.

     However, in relative terms, corporate bonds had one of their best years ever. Investment-grade corporate bonds outperformed similar duration Treasury bonds by 1.74 percentage points in 1999, their best relative year since 1991, while mortgage-backed securities outperformed Treasuries by 1.13 percentage points. In the higher risk sectors, high-yield bonds outperformed Treasuries by
4.78 percentage points, while emerging market bonds, aided by a rapidly recovering global economy, outgained Treasuries by 22.5 percentage points.

     As of December 31, 1999, 10% of the portfolio was invested in AAA-rated securities, while 43% was invested in A-rated corporated bonds. About 39% was invested in bonds rated BBB while 7% was invested in BB-rated bonds and the balance, 1% was in cash. The portfolio held 39 securities with an average market yield of 5.87% and an average maturity of 12.03 years.

     The outperformance by credit-sensitive bonds is a result of a remarkable turnaround in the global economy. In early 1999, foreign central banks aggressively lowered interest rates in a continuing attempt to stimulate economic growth, while the U.S. federal funds rate remained at 4.75%, its lowest level in 4 1/2 years. As a result, the Asian economic crisis receded, while the U.S. economy boomed.

     That marked the end of the easing cycle, however, as the Consumer Price Index for April surprised the market with its largest increase in almost nine years, pushing bond yields to nearly 6%. By the end of June, the combination of robust U.S. economic growth, rapid recovery in Europe and Asia, and rising commodity prices

--------------------------------------------------------------------------------
convinced the Fed to reverse course and increase the funds rate by a quarter percentage point, the first of three rate hikes during 1999.

     The Fed has been concerned for some time because the economy has grown at a 4% rate for the last four years, which has been the longest expansion in U.S. history. While growth is not a problem in itself, 4% exceeds the Federal Reserve Board's estimate of non-inflationary growth potential, and Chairman Greenspan on numerous occasions has voiced concern that the demand for labor will eventually outpace the supply, leading to wage inflation. These concerns and the steadily diminishing supply of available workers prompted the Fed to raise the funds rate back to the 5.5% level that prevailed before the global financial crisis began.

     A positive sign for the bond market is that despite strong growth and the lowest unemployment rate in 29 years, inflation remains subdued. Average hourly earnings have increased 3.7% over the last twelve months, down from a peak of 4.3% more than eighteen months ago. Higher oil prices boosted the CPI to 2.7% in 1999, but the core CPI excluding food and energy increased only 1.9%, the slowest pace since 1965.

     Rapid economic growth with little or no inflation has generated a lot of debate over whether or not we are in a "new era" economy. A dramatic gain in productivity, from 1.75% in the 1970's and 1980's to 3% over the past five years, has been the key to this extraordinary expansion. Although the Fed is sympathetic to the new paradigm argument, and has apparently revised their GDP "speed limit" upward to around 3%, growth still remains around 4% and shows few signs of slowing down. As of early January, 2000, the bond market was already anticipating another hike in the fed funds rate to 6.25%, which is higher than the 6% level in early 1995 that significantly slowed the economy later that year. We believe that Fed action raising interest rates from 5.5% to 6.25% would be enough to slow down the economy in 2000, causing long-term bond yields to stabilize and the bear market in bonds to end.

     On the following pages, you will find the complete portfolio of investments held by Current Income Shares on December 31, 1999, together with the financial statements for the year.

     Thank you for investing in Current Income Shares, Inc.

       Sincerely,

       \s\ signature omitted

       Gregory Knopf, President

CURRENT INCOME SHARES, INC.

--------------------------------------------------------

                         CURRENT INCOME SHARES, INC. --
                         YEAR 2000 DISCLOSURE STATEMENT

     This is a disclosure document within the meaning of the Information and Readiness Disclosure Act of 1998. Current Income Shares, Inc. depends on the smooth functioning of computer systems in almost every aspect of its business. Like other investment companies, businesses and individuals around the world, Current Income Shares could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000, because they cannot distinguish between the year 2000 and the year 1900. Although the critical January 1, 2000 date has passed largely without incident, date-related computer problems can still occur throughout the coming year.

     Current Income Shares has made inquiry of its service providers to determine whether they expect to have their computer systems adjusted for the year 2000 transition, and is reviewing the year 2000 status of each critical service provider in an attempt to ensure that there will be no material adverse consequences to Current Income Shares. Nevertheless, Current Income Shares and its shareholders may experience losses as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or custodians, banks, broker-dealers or others with which Current Income Shares does business.

     With regards to the portfolio securities held in Current Income Shares, HighMark Capital Management, Inc., adviser to Current Income Shares, will continue to review selected publicly available sources for Y2K-readiness information published by the issuers of assets which are held in material amounts in the Fund. Such Y2K disclosure information will be one of many factors considered by HighMark Capital Management in making investment decisions on behalf of the Fund.

     See the Union Bank of California, N.A. Y2K Readiness Disclosure, which gives updated information about the Y2K readiness program in which the Adviser participates, on the bank's Web site: www.uboc.com/year2000.

CURRENT INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

----------------------------------------------------------
ASSETS
   Investments in securities at market value:
     Bonds (Cost $45,331,671)                  $44,113,186
   Cash                                              6,724
   Interest receivable and other assets            880,678
                                               -----------
     Total Assets                               45,000,588
                                               -----------

LIABILITIES
   Accrued expenses                                 72,447
                                               -----------
NET ASSETS                                     $44,928,141
                                               ===========
   Net assets are represented by:
     Capital stock, $1 par, 25,000,000
      shares authorized 3,673,334
      shares issued and outstanding            $ 3,673,334
     Paid-in capital in excess of par
      value                                     42,977,827
     Accumulated net realized losses              (511,926)
     Unrealized depreciation on
      investments                               (1,218,485)
      Undistributed net investment
      income                                         7,391
                                               -----------
NET ASSETS                                     $44,928,141
                                               ===========



NET ASSET VALUE PER SHARE
   ($44,928,141 / 3,673,334 shares
     of common stock outstanding)                   $12.23
                                                    ======
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999
----------------------------------------------------------

INVESTMENT INCOME
  Interest                           $3,454,352
                                     ----------
   Total Investment Income                      $3,454,352

EXPENSES
  Investment management
   and advisory fees                     234,955
  Custodian fees                           4,966
  Transfer agent fees                     55,389
  Directors' fees and
   shareholder expenses                   29,581
  Printing                                38,427
  Legal and auditing fees                 48,116
  Listing fees -- NYSE                     5,351
  Taxes                                    8,962
  Other expenses                           9,704
                                        --------
   Total Expenses                                  435,451
                                               -----------
     Net Investment
      Income                                   $ 3,018,901
                                               -----------

REALIZED AND
  UNREALIZED GAINS AND LOSSES
  ON INVESTMENTS IN SECURITIES

  Realized loss from securities transactions:
     Proceeds from sales            $17,437,096
     Cost of securities
      sold                          (17,643,373)
                                     ----------
        Net realized loss on
         investments sold                         (206,277)

  Unrealized depreciation
   of investments:
     Beginning of period              3,161,979
     End of period                   (1,218,485)
                                     ----------
      Net unrealized
        depreciation during
        the period                               (4,380,464)
                                               ------------
      Net realized and
        unrealized loss on
        investments                              (4,586,741)
                                               ------------
   Net decrease in net assets
     resulting from operations                  ($1,567,840)
                                               ============

   The accompanying notes are an integral part of these financial statements.

CURRENT INCOME SHARES, INC.
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------

                        FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                                                        1999                     1998
                                                                                     ----------              -------------
FROM INVESTMENT ACTIVITIES

   Net investment income                                                             $ 3,018,901              $ 3,050,100
   Net realized gain/(loss) on investments sold                                         (206,277)                 212,657
   Net unrealized appreciation/(depreciation) of investments
      during the period                                                               (4,380,464)                  67,598
                                                                                     -----------              -----------
   Net increase/(decrease) in net assets resulting from operations                    (1,567,840)               3,330,355
   Dividends to shareholders from net investment income                               (3,012,134)              (3,048,868)
                                                                                     -----------              -----------
      Increase/(decrease) in net assets                                               (4,579,974)                 281,487
NET ASSETS
   Beginning of period                                                                49,508,115               49,226,628
                                                                                     -----------              -----------
   End of period [including underdistributed net investment
      income of $7,391 and $624, respectively]                                       $44,928,141              $49,508,115
                                                                                     ===========              ===========


 The accompanying notes are an integral part of these financial statements.

CURRENT INCOME SHARES, INC.
PORTFOLIO OF INVESTMENTS IN SECURITIES


DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------
                                                                  Standard & Poor's        Principal          Market
                          Security                                     Rating               Amount             Value
-----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- (2.4% OF NET ASSETS)
   U.S. Treasury Bond 6.375%, 08/15/27                                  AAA               $1,140,000        $ 1,094,206
-----------------------------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATION (Cost $1,171,452)                                                              1,094,206
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  OBLIGATION -- (6.7% OF NET ASSETS)
   GNMA Pool# 439463 8.000%, 12/15/26                                   AAA                2,959,397          2,988,991
-----------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  OBLIGATION (Cost $3,015,160)                                                                                2,988,991
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- (88.1% OF NET ASSETS)
-----------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION (1.9% OF NET ASSETS)
   Continental Airlines 6.748%, 03/15/17                                A+                   938,705            840,685
-----------------------------------------------------------------------------------------------------------------------
TOTAL AIR TRANSPORTATION                                                                                        840,685
-----------------------------------------------------------------------------------------------------------------------
ASSET BACKED (0.5% OF NET ASSETS)
   Chase Manhattan 6.610%, 09/15/02                                     AAA                  217,882            218,084
-----------------------------------------------------------------------------------------------------------------------
TOTAL ASSET BACKED                                                                                              218,084
-----------------------------------------------------------------------------------------------------------------------
AUTO RENT & LEASE (2.0% OF NET ASSETS)
   Hertz Corp. 7.000%, 01/15/28                                         A-                 1,000,000            882,500
-----------------------------------------------------------------------------------------------------------------------
TOTAL AUTO RENT & LEASE                                                                                         882,500
-----------------------------------------------------------------------------------------------------------------------
BANKS (10.7% OF NET ASSETS)
   Bankers Trust 7.250%, 01/15/03                                       A+                 1,500,000          1,490,625
   Fleet Financial 7.125%, 04/15/06                                     A-                 1,500,000          1,462,500
   Golden State Escrow 7.000%, 08/01/03                                 BB+                1,000,000            937,500
   Wells Fargo Capital 7.960%, 12/15/26                                 A-                 1,000,000            940,000
-----------------------------------------------------------------------------------------------------------------------
TOTAL BANKS                                                                                                   4,830,625
-----------------------------------------------------------------------------------------------------------------------
BROADCASTING, NEWSPAPERS & ADVERTISING
  (3.3% OF NET ASSETS)
   Continental Cablevision 9.500%, 08/01/13                             BBB                  500,000            552,500
   News America Holdings 7.750%, 02/01/24                               BBB-               1,000,000            940,000
-----------------------------------------------------------------------------------------------------------------------
TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING                                                                  1,492,500
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL UTILITIES (14.2% OF NET ASSETS)
   Chugach Electric 9.140%, 03/15/22                                    A                  1,000,000          1,048,750
   Cleveland Electric 7.670%, 07/01/04                                  BB+                1,000,000            985,000
   Houston Industries 9.375%, 06/01/01                                  BBB+               2,000,000          2,057,500
   Nevada Power 6.200%, 04/15/04                                        BBB                1,250,000          1,179,687
   Orange & Rockland 7.000%, 03/01/29                                   A+                 1,250,000          1,096,875
-----------------------------------------------------------------------------------------------------------------------
TOTAL ELECTRICAL UTILITIES                                                                                    6,367,812
-----------------------------------------------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.
                                      - 3 -


CURRENT INCOME SHARES, INC.
PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)

DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                                  Standard & Poor's        Principal          Market
                          Security                                     Rating               Amount             Value
-----------------------------------------------------------------------------------------------------------------------
ENERGY (7.5% OF NET ASSETS)
   Phillips Petroleum 7.125%, 03/15/28                                  A-                $1,000,000         $  886,250
   Union Oil of California 9.125%, 02/15/06                             BBB+               1,000,000          1,061,250
   Union Pacific 7.000%, 10/15/06                                       BBB-               1,500,000          1,426,875
-----------------------------------------------------------------------------------------------------------------------
TOTAL ENERGY                                                                                                  3,374,375
-----------------------------------------------------------------------------------------------------------------------
GAS (4.5% OF NET ASSETS)
   Coastal 9.625%, 05/15/12                                             BBB                1,000,000          1,128,750
   KN Energy 7.250%, 03/01/28                                           BBB-               1,000,000            895,000
-----------------------------------------------------------------------------------------------------------------------
TOTAL GAS                                                                                                     2,023,750
-----------------------------------------------------------------------------------------------------------------------
INSURANCE (2.3% OF NET ASSETS)
   Conseco 9.000%, 10/15/06                                             BBB+               1,000,000          1,026,250
-----------------------------------------------------------------------------------------------------------------------
TOTAL INSURANCE                                                                                               1,026,250
-----------------------------------------------------------------------------------------------------------------------
MANUFACTURING (8.2% OF NET ASSETS)
   Lockheed Martin 7.700%, 06/15/08                                     BBB-               1,500,000          1,443,750
   Owens-Illinois 8.100%, 05/15/07                                      BB+                1,250,000          1,195,313
   Westvaco 10.125%, 06/01/19                                           A-                 1,000,000          1,052,500
-----------------------------------------------------------------------------------------------------------------------
TOTAL MANUFACTURING                                                                                           3,691,563
-----------------------------------------------------------------------------------------------------------------------
MORTGAGE BANKERS (2.0% OF NET ASSETS)
   Prudential Home Mortgage 7.000%, 02/25/26                            A                    957,591            899,150
-----------------------------------------------------------------------------------------------------------------------
TOTAL MORTGAGE BANKERS                                                                                          899,150
-----------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING (1.3% OF NET ASSETS)
   Time Warner 7.480%, 01/15/08                                         BBB                  600,000            591,750
-----------------------------------------------------------------------------------------------------------------------
TOTAL PRINTING & PUBLISHING                                                                                     591,750
-----------------------------------------------------------------------------------------------------------------------
RETAIL (5.3% OF NET ASSETS)
   Safeway 7.450%, 09/15/27                                             BBB                1,000,000            933,750
   Staples 7.125%, 08/15/07                                             BBB-               1,500,000          1,436,250
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETAIL                                                                                                  2,370,000
-----------------------------------------------------------------------------------------------------------------------
SECURITIES BROKER/DEALER (2.3% OF NET ASSETS)
   Lehman Brothers 8.750%, 05/15/02                                     A                  1,000,000          1,030,000
-----------------------------------------------------------------------------------------------------------------------
TOTAL SECURITIES BROKER/DEALER                                                                                1,030,000
-----------------------------------------------------------------------------------------------------------------------
SOVEREIGN & SUPRANATIONAL (5.3% OF NET ASSETS)
   Province of Nova Scotia 8.750%, 04/01/22                             A-                 1,100,000          1,215,500
   Province of Saskatchewan 9.375%, 12/15/20                            A                  1,000,000          1,172,500
-----------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN & SUPRANATIONAL                                                                               2,388,000
-----------------------------------------------------------------------------------------------------------------------

 The accompanying notes are an integral part of these financial statements.

CURRENT INCOME SHARES, INC.
PORTFOLIO OF INVESTMENTS IN SECURITIES (CONCLUDED)


DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------
                                                                  Standard & Poor's        Principal          Market
                         Security                                     Rating               Amount             Value
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (7.4% OF NET ASSETS)
   Cable and Wireless 6.625%, 03/06/05                                  A-                $1,000,000         $  985,000
   TCI Communications 7.125%, 02/15/28                                  AA-                  900,000            825,750
   WorldCom 7.750%, 04/01/07                                            A-                 1,500,000          1,524,375
------------------------------------------------------------------------------------------------------------------------
TOTAL TELECOMMUNICATIONS                                                                                      3,335,125
------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION (9.4% OF NET ASSETS)
   AMR 10.000%, 04/15/21                                                BBB-               1,500,000          1,715,625
   General Motors 8.950%, 07/02/09                                      A                  1,500,000          1,515,105
   Norfolk Southern 7.050%, 05/01/37                                    BBB+               1,000,000            981,250
------------------------------------------------------------------------------------------------------------------------
TOTAL TRANSPORTATION                                                                                          4,211,980
------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $40,689,219)                                                                     39,574,149
------------------------------------------------------------------------------------------------------------------------
CASH EQUIVALENT -- (1.0%)
------------------------------------------------------------------------------------------------------------------------
   Federated Prime Money Market 5.590%                                  NR                   455,840            455,840
------------------------------------------------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT (Cost $455,840)                                                                           455,840
------------------------------------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS (98.2% OF NET ASSETS)
            (COST $45,331,671)                                                                               44,113,186
------------------------------------------------------------------------------------------------------------------------
         OTHER ASSETS AND LIABILITIES, NET
            (1.8% of Net Assets)                                                                                814,955
------------------------------------------------------------------------------------------------------------------------
         TOTAL NET ASSETS (100.0% OF NET ASSETS)                                                             44,928,141
========================================================================================================================





    The accompanying notes are an integral part of these financial statements.

                                      - 5 -

CURRENT INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1999
--------------------------------------------------------------------------------
1. Significant Accounting Policies

   Current  Income  Shares,   Inc.  (the  "Company")  is  registered  under  the
Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Company was incorporated on November 15, 1972, and commenced operations on March 27, 1973. The primary investment objective of the Company is to seek a high level of current income for its shareholders consistent with investment in a diversified portfolio in which marketable debt securities considered by management to be of high quality will predominate. To a lesser extent the Company may also invest in other debt securities and in certain equities.

   The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   (a) Security valuation -- Portfolio securities listed or traded on a national securities exchange are valued at the last reported sales price; securities traded in the over-the-counter market and listed securities for which no sales were reported on that date are valued at the most recent bid price.

   (b) Federal income taxes -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders. Accordingly, no Federal income tax provision is required.

   (c) Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of income and expenses during the reporting period. actual results could differ from those estimates.

   (d) Other -- Security transactions are accounted for on the trade date the securities are purchased or sold. Purchased discounts and premiums on securities held are accreted or amortized to interest income over the life of each security using a method which approximates the effective interest method. Interest income is recognized on the accrual basis of accounting. Realized gains and losses are computed using the specific cost of the securities sold.

2. Purchases and Sales of Securities

   Purchases and sales of investment securities other than short-term securities and U.S. Government obligations aggregated $8,534,380 and $6,719,569, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $2,087,621, respectively.

   As of December 31, 1999, unrealized depreciation for Federal income tax purposes aggregated $1,218,485 of which $663,808 related to appreciated securities and $1,882,293 related to depreciated securities. The aggregate cost for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes.

   The Company had capital loss carryforwards at December 31, 1999, that can be used to offset future capital gains.

    CAPITAL LOSS              CAPITAL LOSS              CAPITAL LOSS
     CARRYOVERS                CARRYOVERS                CARRYOVERS
    EXPIRING 2004             EXPIRING 2005             EXPIRING 2007
   --------------             --------------            --------------
      $208,907                   $96,836                  $206,276

CURRENT INCOME SHARES, INC.

DECEMBER 31, 1999
--------------------------------------------------------------------------------

3. Transactions with Affiliates

   HighMark Capital Management, Inc., (the "Adviser") a subsidiary of UnionBanCal Corp., provides investment management and advisory services to the Company. For the period ending December 31, 1999, investment management/advisory fees totaling $234,955 were paid to the Adviser. The fee is based on an annual rate of 0.5% of the Company's average net assets.

   Union Bank of California, N.A. acts as custodian ("the Custodian") for the Company. Fees of the Custodian are being paid on the basis of net assets of the Company.

4. Agreements with Service Providers
   Harris Trust Company of California provides Transfer Agent and Dividend Reinvestment Plan services.

5. Financial Highlights
   Selected data for each share of capital stock outstanding throughout each period follows:






                                             01/01/99 TO     01/01/98 to    01/01/97 to     01/01/96 to    01/01/95 to
                                              12/31/99        12/31/98       12/31/97        12/31/96       12/31/95
                                             ----------      ----------     ----------      ----------     ----------
PER SHARE OPERATING PERFORMANCE
Investment Income                              $  0.94        $  0.95         $ (0.97         $  0.95        $  1.00
Expenses                                         (0.12)         (0.12)          (0.12)          (0.12)         (0.12)
                                               -------        -------         -------         -------        -------
Net Investment Income                             0.82           0.83            0.85            0.83           0.88
Dividends distributed from net
  Investment Income                              (0.82)         (0.83)          (0.85)          (0.88)         (1.48)
Net realized and unrealized gain/
  (loss) on investments                          (1.25)          0.08            0.35           (0.54)          1.79
                                               -------        -------         -------         -------        -------
Net increase (decrease) in
  net asset value                                (1.25)          0.08            0.35           (0.59)          1.19
Net asset value:
  Beginning of period                            13.48          13.40           13.05           13.64          12.45
                                               -------        -------         -------         -------        -------
  End of period                                $ 12.23        $ 13.48         $ 13.40         $ 13.05        $ 13.64
                                               =======        =======         =======         =======        =======
Per share market value:
  End of period                                $10.000        $12.313         $12.188         $11.375        $11.875
Total investment return*+                      (12.44)%         8.05%          15.33%           3.54%         22.25%
RATIOS AND SUPPLEMENTAL DATA
Ratio of expenses to average
  net assets                                     0.93%          0.91%           0.95%           1.00%          0.90%
Ratio of net investment income to
  average net assets                              6.4%           6.2%            6.5%            6.3%           6.6%
Portfolio turnover rate                         18.82%         13.23%          52.10%          62.86%        118.52%
Net assets, end of period (000)               $44,928        $49,508         $49,227         $47,943        $50,120

*Does not reflect the brokerage commission.
+Total return based on market value.

CURRENT INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 1999
--------------------------------------------------------------------------------

6. Unaudited Quarterly Results of Operations

   The following is a summary of unaudited quarterly results of operations:

                                                                                                          Net Realized and
                                                                            Distributed Net             Unrealized Gain (Loss)
                                                      Investment          Investment Income                 on Investments
                                                                        --------------------------      ------------------------
                                                        Income          Amount           Per Share       Amount        Per Share
                                                       ---------       ---------         --------       ---------      ---------
Three months ended:
   March 31, 1999                                      $751,233        $734,667            $0.20      $(1,574,150)         $(0.43)
   June 30, 1999                                        749,565         734,667             0.20       (1,498,065)          (0.41)
   September 30, 1999                                   758,851         734,667             0.20         (570,902)          (0.15)
   December 31, 1999                                    759,252         808,133             0.22         (943,624)          (0.26)

   March 31, 1998                                      $862,370        $734,667            $0.20      $   (50,337)         $(0.01)
   June 30, 1998                                        871,040         734,667             0.20          400,293            0.11
   September 30, 1998                                   885,570         771,400             0.21        1,204,096            0.33
   December 31, 1998                                    883,192         808,134             0.22       (1,273,797)          (0.35)

7. Dividend Reinvestment Plan

   The Company maintains a Dividend Reinvestment Plan (the "Plan") in which shareholders may participate. The Plan is offered through Harris Trust Company of California (the "Agent"). Under the Plan, the Agent uses dividends and other cash distributions from the Company to purchase additional shares of Company common stock in the open market for Plan participants. Participants may also make certain cash contributions to the Plan. Further information regarding the Plan may be obtained by writing to the Agent at: Harris Trust Company of California, 311 West Monroe Street (11th Floor), Chicago, IL 60606, or calling
(877) 588-4147.

CURRENT INCOME SHARES, INC.
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
of Current Income Shares, Inc.:

     We have audited the accompanying statement of assets and liabilities of Current Income Shares, Inc. (the "Company"), including the portfolio of investment in securities, as of December 31, 1999, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the three years in the period then ended. These financial statements and selected per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per selected share data and ratios based on our audits. The Company's selected per share data and ratios for each of the two years in the period ended December 31, 1996 were audited by other auditors whose report dated January 31, 1997, expressed an unqualified opinion.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and selected per share data and ratios present fairly, in all material respects, the financial position of Current Income Shares, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the three years in the period then ended in conformity with generally accepted accounting principles.

/s/signature omitted

Deloitte & Touche LLP

San Francisco, CA
February 4, 2000

                                      NOTES

------------------------------------------------------------------------------

[BLANK PAGE]

DIRECTORS
Willard H. Altman*
Clark R. Gates
Kathie Kellogg
Michael L. Noel
Robert M. Whitler

OFFICERS
MICHAEL L. NOEL            CHAIRMAN
GREGORY KNOPF              PRESIDENT
JACK MONTGOMERY            VICE PRESIDENT AND
                           PORTFOLIO MANAGER
RICHARD H. EARNEST         VICE PRESIDENT
KEVIN A. ROGERS            VICE PRESIDENT
JOHN V. SKIDMORE           VICE PRESIDENT
JOHN J. KING               SECRETARY
MILTON M. FUKUDA           TREASURER

AUDITORS
Deloitte & Touche LLP
50 Fremont St.
San Francisco, CA 94105

CUSTODIAN
Union Bank of California
475 Sansome St., 15th Floor
San Francisco, CA 94111

TRANSFER & DIVIDEND
REINVESTMENT PLAN AGENT
Harris Trust Company of California
311 West Monroe St., 11th Floor
Chicago, IL 60606

COMPANY MAILING ADDRESS
Current Income Shares, Inc.
445 South Figueroa St., Suite 306
Los Angeles, CA 90071

COMPANY TELEPHONE
(888) 465-2825

NYSE SYMBOL
"CUR"